HOUSEHOLD CONSUMER LOAN DEPOSIT TRUST
COLLATERAL REPORT



Number of Due Periods Since Inception                                 27
Due Period                                                                           01-Dec-97
Distribution Date                                                                    14-Jan-98
Payment Date                                                                         15-Jan-98

*** Trust Portfolio Summary ***
Annualized Cash Yield                                                                          19.99%
Annualized Gross Losses                                                                        -8.28%
Annualized Portfolio Yield                                                                     11.71%
Contractual Delinquency Status of Credit Lines:    (Principal / Principal)
     30 -   59 days  ($)                                                             195993369.79
     30 -   59 days (%)                                                                        5.06%
     60 -   89 days ($)                                                               78976117.18
     60 -   89 days (%)                                                                        2.04%
     90 - 119 days ($)                                                                 54655000.6
     90 - 119 days (%)                                                                          1.41%
   120 - 149 days ($)                                                                  44425450.28
   120 - 149 days (%)                                                                          1.15%
   150 - 179 days ($)                                                                39205645.16
   150 - 179 days (%)                                                                          1.01%
   180 - 209 days ($)                                                                 37339095.25
   180 - 209 days (%)                                                                          0.96%
   210 - 239 days ($)                                                                32366048.44
   210 - 239 days (%)                                                                          0.84%
   240 - 269 days ($)                                                                31408543.4
   240 - 269 days (%)                                                                          0.81%
   270 - 299 days ($)                                                                29000196.34
   270 - 299 days (%)                                                                          0.75%
            300+ days  ($)                                                           4569557.72
            300+ days (%)                                                                      0.12%
Additional Balances on Existing Credit Lines (draws - principal only)                   61,039,506.90
Principal Collections                                                                 108,817,284.88
Defaulted Receivables                                                                   27,286,943.58
Finance Charge  & Administrative Collections                                            63,764,521.21
Recoveries                                                                                2,113,611.00
Average Principal Balance
3,953,910,638.68
Personal Homeowner Lines as % of Total Principal                                                29.00%

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD CONSUMER LOAN CORPORATION
HOUSEHOLD CONSUMER LOAN TRUST SERIES 1995-1
No. of PMTs Since Issuance:                                                                    27
Distribution Date:                                                                   14-Jan-98
Payment Date:                                                                        15-Jan-98
Collection Period Beginning:                                                          01-Dec-97
Collection Period Ending:                                                            31-Dec-97
Note and Certificate Accrual Beginning:                                              15-Dec-97
Note and Certificate Accrual Ending:                                                 15-Jan-98
PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount                                     8.53%
OC Balance as % of Ending Participation Invested Amount                                        8.72%
OC Balance as % of Ending Participation Invested Amount (3 consecutiv                          Test Me
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test                              0.00
Is the MAP Over?                                                                               0.00
Is this the Early Amortization Period?                                                         0.00
Interest Allocation Percentage Calculation:
Numerator                                                                              606,917,728.82
Denominator - Component (x) - Aggregate Receivables & Partc. Interest
3,953,910,638.68
Denominator - Component (y) - Aggregate Numerators
3,906,046,673.66
Applicable Interest Allocation Percentage                                                       15.35%
Principal Allocation Percentage Calculation:
Numerator                                                                            606,917,728.82
Denominator - Component (x) - Aggregate Receivables & Partc. Interest
3,953,910,638.68
Denominator - Component (y) - Aggregate Numerators
3,906,046,673.66
Applicable Principal Allocation Percentage                                                     15.35%
Default Allocation Percentage Calculation:
Numerator                                                                            606,917,728.82
Denominator - Component (x) - Aggregate Receivables & Partc. Interest
3,953,910,638.68
Denominator - Component (y) - Aggregate Numerators
3,906,046,673.66
Default Allocation Percentage (Floating Allocation Percentage)                                 15.35%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount                                                10,924,519.12
Series Participation Interest Default Amount (Sec. 4.11 (a)(iii))                    4,188,493.71
Excess of (i) 1.8% of Part. Inv. Amt.  over (ii) Series Part. Interes                6,736,025.41
Minimum Principal Amount                                                             6,736,025.41
Investor Principal Collections                                                       7,333,797.64
Investor Finance Charge and Admin. Collections (4.11a)                               10,112,167.43
Investor Allocated Defaulted Amounts                                                 4,188,493.71
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance                                      606,917,728.82
Beginning Participation Invested Amount   (Invested Amt on previous D                 606,917,728.82
Ending Participation Unpaid Principal Balance                                        595,395,437.48
Ending Participation Invested Amount  (Invested Amt on current Distri                595,395,437.48
Beginning Participation Unpaid Principal Balance x (PRIME-1.50%)                     3,894,388.76
Note Interest and Certificate Yield Amounts Due Pursuant to Sec. 3.05                3,051,329.35
Participation Invested Amount x 25bps per annum                                      126,441.19
Participation Interest Distribution Amount                                           3,894,388.76
Application of Investor Finance Charges & Administrative Collections:
Investor Finance Charge and Admin. Collections (4.11a)                                        10,112,167.43
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)                                     0.00
Series Participation Interest  Monthly Interest (Sec. 4.11 (a)(ii))                           3,894,388.76
Series Participation Interest Default Amount (Sec. 4.11 (a)(iii))                             4,188,493.71
Reimbursed  Series Particpation Interest Charge-Offs (Sec. 4.11 (a)(i                         0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))                                       1,011,529.55
Excess (Sec. 4.11 (a)(vi))                                                                    1,017,755.41
Reconciliation Check                                                                           0.00
Series Participation Interest Monthly Principal                                               11,522,291.34
Beginning Unreimbursed Participation Interest Charge-Offs                                     0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))                                   0.00
Reimbursed  Series Particpation Interest Charge-Offs (Sec. 4.11 (a)(i                         0.00
Ending Unreimbursed Participation Interest Charge-Offs                                        0.00
Available Investor Principal Collections                                                      11,522,291.34
Participation Interest Distribution Amount                                                    3,894,388.76
Series Participation Interest Charge-Offs                                                     0.00
OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts Due Pursuant to Sec. 3.05                          3,051,329.35
Excess Interest                                                                               843,059.41
Beginning Net Charge-Offs                                                                     0.00
Reversals                                                                                     0.00
+Available Investor Principal Collections                                                     11,522,291.34
+Series Participation Interest Charge Offs                                                    0.00
+ Lesser of Excess Interest and Carryover Charge Offs                                         0.00
Optimum Monthly Principal                                                                     11,522,291.34
Are the Notes Retired ?                                                                       0.00
Accelerated Principal Payment                                                                 126,441.19
Beginning Class A Security Balance                                                            352,641,914.84
Beginning Class B Security Balance                                                            172,196,000.00
Beginning Certificate  Security Balance                                                       30,304,000.00
Beginning Overcollateralization Amount plus APP                                                51,902,255.18
Beginning Class A Adjusted Balance                                                             352,641,914.84
Beginning Class B Adjusted Balance                                                             172,196,000.00
Beginning Certficate  Adjusted Balance                                                        30,304,000.00
Beginning Overcollateralization Amount plus APP                                               51,902,255.18
Class A Balance After Payment pursuant to clause (iv)                                         341,119,623.50
Class B Balance After Payment pursuant to clause (v)                                          172,196,000.00
Certificate Balance After Payment pursuant to clause (vi)                                     30,304,000.00
Class B Minimum Adjusted Principal Balance                                                    61,666,666.67
Certificate Minimum Adjusted Principal Balance                                                5,833,333.33
Minimum Overcollateralization Amount
15,833,333.33
Certificate Minimum Balance Target                                                            18,042,863.34
Scheduled Certificate Payment to Certificate Minimum Balance Target                           12,261,136.66
Class A Targeted Balance                                                                      297,697,718.74
Class B Targeted Balance                                                                      176,874,407.11
Certificate Targeted Balance                                                                  25,517,247.43
Class A:  Payment Required to get to Target                                                   54,944,196.10
Class B:  Payment Required to get to Target or Minimum Adjusted Balan                         0.00
Certificate:  Payment Required to get to Target or Minimum Adjusted B                         4,786,752.57
OC:  Payment to get to Minimum Overcollateralization Amount                                   36,068,921.85
Section 3.05 Payment of Principal and Interest;  Defaulted Interest                           0.00
Pay Certificate Yield in step (i) (1= Yes)                                                    1.00
Remittances on the Participation                                                              15,416,680.10
Interest and Yield
(i)     Pay Class A Interest Distribution (Sec. 3.05 (i)(a))                                  1,888,932.00
(ii)    Pay Class B Interest Distribution (Sec. 3.05 (i)(b))                                   979,458.36
(iii)   Pay Certificates the Certificate Yield (Sec. 3.05 (i)(c))                             182,938.99
Principal up to Optimum Monthly Principal
(iv)   Pay Class A to Targeted Principal Balance (Sec. 3.05 (ii)(a))                          11,522,291.34
(v)    Pay Class B to Targeted Principal Balance (Sec. 3.05 (ii)(b))                                    0.00
ONLY Pay Certificate Interest if not paid pursuant to (Sec. 3.05 (i)(                         0.00
Principal up to Optimal Monthly Principal
(vi)   Pay Certificate to Targeted Principal Balance (Sec. 3.05 (iii)                          0.00
(vii)  Pay OC Remaining Optimal Monthly Principal Amount (Sec. 3.05 (                         0.00
Principal up to the Accelerated Principal Payment Amount
(viii) (a  )  Pay Class A to Targeted Principal Balance (Sec. 3.05 (v                         126,441.19
(viii) (b  )  Pay Class B to Targeted Principal Balance (Sec. 3.05 (v                          0.00
(viii) (c  )  Pay Class A to zero (Sec. 3.05 (v)(c))                                          0.00
(viii) (d  )  Pay Class B to zero (Sec. 3.05 (v)(d))                                          0.00
Principal up to Optimal Monthly Principal
(xi)   Pay Class A to zero (Sec. 3.05 (vi)(a))                                                0.00
(xii)  Pay Class B to zero (Sec. 3.05 (vi)(b))                                                0.00
(xiii) Pay Certificates, st.Certificate Min. Bal. Target (Sec. 3.05 (                         0.00
(ix)   Pay OC Remaining Optimum Monthly Principal (Sec. 3.05 (vi)(d))                          0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))                                                 716,618.21
Total Reconciliation Check                                      (shou                         0.00
Accelerated Principal Reconciliation                  (should equal $                         0.00
Optimum Monthly Principal Reconciliation        (should equal charge-                         0.00
BOND SUMMARY:
Beginning Class A Note Security Balance                                                       $352,641,914.84
Beginning Class B Note Security Balance                                                       $172,196,000.00
Beginning Certificate Security Balance                                                        $30,304,000.00
Beginning Overcollateralization Amount                                                        $51,775,813.99
Beginning Class A Adjusted Balance                                                            $352,641,914.84
Beginning Class B Adjusted Balance
$172,196,000.00
Beginning Certficate  Adjusted Balance                                                        $30,304,000.00
Beginning Overcollateralization Amount                                                        $51,775,813.99
Ending Class A Note Security Balance                                                          $340,993,182.30
Ending Class B Note Security Balance                                                          $172,196,000.00
Ending Certificate Security Balance                                                           $30,304,000.00
Ending Overcollateralization Amount                                                           $51,902,255.18
Ending Class A Adjusted Balance                                                               $340,993,182.30
Ending Class B Adjusted Balance                                                               $172,196,000.00
Ending Certficate  Adjusted Balance                                                           $30,304,000.00
Ending Overcollateralization Amount                                                           $51,902,255.18
Class A Note Rate Capped at 13%                                                               6.220470%
Class B Note Rate Capped at 15%                                                               6.605470%
Certificate Rate Capped at 16%                                                                7.010470%
Class A Interest Due                                                                          $1,888,932.00
Class B Interest Due                                                                          $979,458.36
Certificate Yield  Due                                                                        $182,938.99
Class A Interest Paid                                                                         $1,888,932.00
Class B Interest Paid                                                                         $979,458.36
Certificate Yield Paid                                                                        $182,938.99
Class A Unpaid Interest                                                                       $0.00
Class B Unpaid Interest                                                                       $0.00
Certificate Unpaid Yield                                                                      $0.00
Class A Principal Paid                                                                        $11,648,732.53
Class B Principal Paid                                                                        $0.00
Certificate Principal Paid                                                                              $0.00
OC Principal Paid                                                                             $0.00
Beginning Class A Net Charge-Off                                                              $0.00
Beginning Class B Net Charge-Off                                                              $0.00
Beginning Certificate Net Charge-Off                                                          $0.00
Beginning OC Net Charge-Off                                                                   $0.00
Reversals Allocated to Class A                                                                $0.00
Reversals Allocated to Class B                                                                $0.00
Reversals Allocated to Certificates                                                           $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments                                 $126,441.19
 Total Charge-Offs:                                                                           $0.00
Charge-Offs Allocated to Class A                                                              $0.00
Charge-Offs Allocated to Class B                                                              $0.00
Charge-Offs Allocated to Certificates                                                         $0.00
Charge-Offs Allocated to OC                                                                   $0.00
Ending Class A Net Charge-Off                                                                 $0.00
Ending Class B Net Charge-Off                                                                 $0.00
Ending Certificate Net Charge-Off                                                             $0.00
Ending OC Net Charge-Off                                                                      $0.00
Bond Balance Reconciliation    (should equal $0.00)                                           ($0.00)
Certificate Balance/Participation Invested Amount (Beginning of Month                         4.9931%
Designated Certificate / Certificate Security (Balance Beginning of M                         1.003168%
Designated Certificate  - Beginning of Month                                                  $304,000.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05 (                         $0.00
Designated Certificate  - End of Month                                                        $304,000.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05 (i)                         $1,835.19
Designated Certificateholder Accelerated Principal Payments - Beginni                         $4,275,813.99
Accelerated Principal Payment (Sec. 3.05 (v))                                                 $126,441.19
Payments to Holder of Designated Certificate in respect to Acc. Prin.                         $0.00
Designated Certificateholder Accelerated Principal Payments - Ending                          $4,402,255.18
Designated Certificateholder Holdback Amount (Beginning of Month)                             $47,500,000.00
Payments to Designated Certificates in Reduction of Holdback Amount (                         $0.00
Designated Certificateholder Holdback Amount (End of Month)                                   $47,500,000.00
Remaining Payments to Designated Certificates (Sec. 3.05 paragraph fo                         $0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))                                                 $716,618.21
MONTHLY SECURITY  REPORT
HOUSEHOLD CONSUMER LOAN TRUST 1995-1
Distribution Date                                                                             14-Jan-98
Payment Date:                                                                                 15-Jan-98
Collection Period Beginning                                                                   01-Dec-97
Collection Period Ending:                                                                     31-Dec-97
Note and Certificate Accrual Beginning:                                                       15-Dec-97
Note and Certificate Accrual Ending:                                                          15-Jan-98
Ending Pool Principal Balance
$3,874,809,807.35
Series 1995-1 Participation Invested Amount                                                    $595,395,437.48
Seller Amount                                                                                 $52,326,081.22
Remittances on the Participation                                                              $15,416,680.10
Optimum Monthly Principal                                                                     $11,522,291.34
Accelerated Principal Payment                                                                       $126,441.19
Beginning Class A Note Security Balance
$352,641,914.84
Beginning Class B Note Security Balance                                                       $172,196,000.00
Beginning Certificate Security Balance                                                          $30,304,000.00
Beginning Overcollateralization Amount                                                          $51,775,813.99
Beginning Class A Adjusted Balance                                                            $352,641,914.84
Beginning Class B Adjusted Balance                                                            $172,196,000.00
Beginning Certficate  Adjusted Balance                                                          $30,304,000.00
Beginning Overcollateralization Amount                                                          $51,775,813.99
Ending Class A Note Security Balance                                                           $340,993,182.30
Ending Class B Note Security Balance                                                          $172,196,000.00
Ending Certificate Security Balance                                                             $30,304,000.00
Ending Overcollateralization Amount                                                             $51,902,255.18
Ending Class A Adjusted Balance
$340,993,182.30
Ending Class B Adjusted Balance                                                               $172,196,000.00
Ending Certificate  Adjusted Balance                                                            $30,304,000.00
Ending Overcollateralization Amount                                                             $51,902,255.18
Class A Note Rate Capped at 13%                                                                      6.220470%
Class B Note Rate Capped at 15%                                                                      6.605470%
Certificate Rate Capped at 16%                                                                       7.010470%
Class A Interest Due                                                                             $1,888,932.00
Class B Interest Due                                                                                $979,458.36
Certificate Yield  Due                                                                              $182,938.99
Class A Interest Paid
$1,888,932.00
Class B Interest Paid
$979,458.36
Certificate Yield Paid                                                                              $182,938.99
Class A Unpaid Interest                                                                                    $0.00
Class B Unpaid Interest                                                                                    $0.00
Cetificate Unpaid Yield                                                                                    $0.00
Class A Principal Paid                                                                        $11,648,732.53
Class B Principal Paid                                                                                     $0.00
Certificate  Principal Paid
 $0.00
OC Principal Paid                                                                                          $0.00
Beginning Class A Net Charge-Off                                                                           $0.00
Beginning Class B Net Charge-Off                                                                           $0.00
Beginning Certificate Net Charge-Off                                                                       $0.00
Beginning OC Net Charge-Off                                                                                $0.00
Reversals Allocated to Class A                                                                             $0.00
Reversals Allocated to Class B                                                                             $0.00
Reversals Allocated to Certificates                                                                        $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments                                      $126,441.19
 Total Charge-Offs:                                                                                        $0.00
Charge-Offs Allocated to Class A                                                                           $0.00
Charge-Offs Allocated to Class B                                                                           $0.00
Charge-Offs Allocated to Certificates                                                                      $0.00
Charge-Offs Allocated to OC                                                                                $0.00
Ending Class A Net Charge-Off                                                                              $0.00
Ending Class B Net Charge-Off                                                                              $0.00
Ending Certificate Net Charge-Off                                                                          $0.00
Ending OC Net Charge-Off                                                                                   $0.00
Interest paid per $1,000 Class A                                                                        2.518576
Principal paid per $1,000 Class A
15.531643
Interest paid per $1,000 Class B
5.688044
Principal paid per $1,000 Class B
0.000000
Yield Paid per $1,000 Certificate
6.036794
Principal Paid per $1,000 Certificate
0.000000


BLOOMBERG SUMMARY
HOUSEHOLD CONSUMER LOAN TRUST 1995-1
Distribution Date                                                  15-Jan-98
Due Period                                                          Dec-97
Monthly Payment Rate (including charge offs)
                                                                     3.44%
Monthly Draw Rate
                                                                     1.54%
Monthly Net Payment Rate
                                                                     1.90%
Actual Payment Rate
                                                                     1.90%
Annualized Cash Yield                                               19.99%
Annualized Gross Losses                                              8.28%
Annualized Portfolio Yield                                          11.71%
Weighted Coupon                                                      6.38%
Excess Servicing                                                     5.33%
Ending Overcollateralization Percentage                              8.72%
Trigger Level                                                        4.75%
Excess Overcollateralization                                         3.97%
Delinquencies:                                       (Principal/Principal)
      30-59 days (Del Stat 1)                                        5.06%
      60-89 days (Del Stat 2)                                        2.04%
      90+ days (Del Stat 3+)                                         7.04%
Total Participation Balance (ending)                       595,395,437.48
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